Exhibit 99.1
Customers Bancorp
1015 Penn Avenue
Wyomissing, PA 19610
Contacts:
Jay Sidhu, Chairman & CEO 610-935-8693
Carla Leibold, CFO 484-923-8802
Richard Ehst, President & CEO Customers Bank 610-917-3263

Customers Bancorp Outlines Vision 2025 and Customers Bank’s Succession Plan with Recruitment of Chief Operating Officer and Several Internal Promotions

•Customers Bancorp to resume its calculated growth strategy as it ends 2019 with assets of $11.5 billion, up over 17% during 2019
•Reaffirms its target of $3 in core EPS for 2020 and sets a target of $6 per share in core earnings by end of 2025
•President Richard Ehst named Customers Bank’s Chief Executive Officer and remains President and Chief Operating Officer of Customers Bancorp
•Sam Sidhu, a senior private equity executive and current Customers Bank board member, recruited as Customers Bank’s Vice Chairman and Chief Operating Officer and Customers Bancorp’s Head of Corporate Development
•Jim Collins promoted to Senior Executive Vice President and Chief Administrative Officer of Customers Bancorp and Customers Bank
•Andrew Bowman named Executive Vice President and Chief Credit Officer of Customers Bank
•Customers Bancorp Chairman Jay Sidhu to continue as Chairman and Chief Executive Officer of Customers Bancorp and assume role as Executive Chairman of Customers Bank
•A top Management Board consisting of fourteen senior executives, chaired by Chairman Jay Sidhu, formed by executive team

Wyomissing, PA, January 22, 2020 - Customers Bank, the banking subsidiary of Customers Bancorp, Inc. (NYSE:CUBI) (collectively “Customers”), today announced a series of senior executive promotions and recruitment of a very experienced top executive as its Vice Chairman and Chief Operating Officer, as it sets its sights towards creating a growing high performing bank in this rapidly evolving new environment for commercial banks. “Our Board of Directors and top management have been very focused over the past few months on a core strategy for the future, with increased emphasis on talent acquisition, development and retention that is very critical for superior execution,” stated Jay Sidhu, Customers Bancorp Chairman and Chief Executive Officer. “We want to reaffirm our goal of $3 in core earnings for 2020 and a vision to achieve $6 in core EPS by the end of 2025. To help execute this strategy, Customers Bancorp’s and Customers Bank’s boards have approved the additional title of Customers Bank Chief Executive Officer for President Richard A. Ehst and announced the recruitment of Sam Sidhu, currently CEO of Megalith Capital Management, a NYC-based private equity firm, as its Vice Chairman and Chief Operating Officer, as well as Head of Corporate Development for Customers Bancorp. With Dick’s 50+ years’ experience in commercial banking and Sam’s 15 years’ experience in technology, finance and real estate, as well as a very experienced and talented Management Board, we are very well positioned to become a top high performing growth company with a strong emphasis on risk management,” continued Jay Sidhu.

Sam Sidhu (36) has an MBA from Harvard Business School and a B.S. from the University of Pennsylvania’s Wharton School. Prior to launching Megalith Capital Management, a real estate focused private equity firm in New York, he worked at Providence Equity Partners and Goldman Sachs for five years. He has also served on the board of Customers Bank for the past eight years and is the CEO of Megalith Financial Corp., a NYSE-listed financial technology-based special purpose acquisition company. Both Megalith Capital Management and Megalith Financial are expected to wind down completely sometime in 2020. “Sam brings great leadership, and the kind of experience in strategy, technology, fintech, real estate and finance you need in today’s rapidly evolving new environment for banks,” stated Richard Ehst, Customers Bank’s President and Chief Executive Officer. “I’m also pleased to announce the promotion of Jim Collins (52) to Senior Executive Vice President and Chief Administrative Officer. Jim has been an executive of Customers Bank for about 10 years, after having worked with Jay and me at Sovereign Bank for over a decade. We now have a very strong and deep management team in place to help build Customers for the next decade and beyond,” Ehst concluded.

In connection with Sam Sidhu’s appointments, Customers Bancorp has granted him an initial inducement award of 300,000 restricted stock units with a fair value of $22.19 per share. The restricted stock units have a 10-year term, will vest on the fifth anniversary of the grant date, subject to Customers’ performance relative to its peers on total shareholder return, return on average common equity, and average nonperforming assets to total assets over a five-year period, and are subject to certain accelerated vesting and forfeiture provisions in the event of a change in control, resignation for good reason, or termination for cause as provided in his employment agreement. The grant of the restricted stock units was made outside of the Customers Bancorp 2019 Stock Incentive Plan and approved by the independent members of Customers Bancorp’s Board of Directors, including all of the members of the Compensation Committee, in reliance on the inducement award exemption from the shareholder approval requirements under Section 303A.08 of the New York Stock Exchange Listed Company Manual.

In addition to these key appointments, Andrew Bowman (54) has been promoted to Executive Vice President and Chief Credit Officer. Bowman has been with Customers Bank for over eight years and brings over 30 years of strong bank and commercial finance credit experience to his new position. Late in 2018, Customers announced the appointment of Carla Leibold (52) as the Chief Financial Officer and Jeff Skumin (43) as the Chief Accounting Officer, respectively, of Customers Bancorp and Customers Bank.

“We are thrilled with the quality and experience of our management team and its commitment to executing our vision for 2025 and beyond,” stated Dan Rothermel, Customers Bancorp’s Lead Independent Director and Chairman of its Nominating and Corporate Governance and Directors Risk Committees. “I echo Dan’s comments,” stated Jay Sidhu. “I am committed to working with the team as we achieve our long term and short-term goals. I am not planning on retiring until we are making about $6 in core EPS and feel very confident we have a core strategy and core team in place for a bright long-term future for Customers Bancorp, Customers Bank and BankMobile,” Jay Sidhu concluded.

Institutional Background

Customers Bancorp, Inc. is a bank holding company located in Wyomissing, Pennsylvania engaged in banking and related businesses through its bank subsidiary, Customers Bank. Customers Bank is a community-based, full-service bank with assets of approximately $11.5 billion at December 31, 2019. A member of the Federal Reserve System with deposits insured by the Federal Deposit Insurance Corporation, Customers Bank is an equal opportunity lender that provides a range of banking services to small and medium-sized businesses, professionals, individuals and families through offices in Pennsylvania, Illinois, New York, Rhode Island, Massachusetts, New Hampshire and New Jersey. Committed to fostering customer loyalty, Customers Bank uses a High Tech/High Touch strategy that includes use of industry-leading technology to provide customers better access to their money, as well as Concierge Banking® by appointment at customers’ homes or offices 12 hours a day, seven days a week. Customers Bank offers a continually expanding portfolio of loans to small businesses, multi-family projects, mortgage companies and consumers.

Customers Bancorp, Inc.’s voting common shares are listed on the New York Stock Exchange under the symbol CUBI. Additional information about Customers Bancorp, Inc. can be found on the Company’s website, www.customersbank.com.

“Safe Harbor” Statement

In addition to historical information, this press release may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological factors, among others, could cause Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. In addition, important factors relating to the acquisition of the Disbursements business, the combination of Customers’ BankMobile business with the acquired Disbursements business, the implementation of Customers Bancorp, Inc.’s strategy to retain BankMobile for 2-3 years, the possibility that the expected benefits of retaining BankMobile for 2-3 years may not be achieved, or the possible effects on Customers’ results of operations if BankMobile is never divested could cause Customers Bancorp’s actual results to differ from those in the forward-looking statements. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2018, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank.
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